UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2010

PINNACLE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23909	54-1832714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broad Street, Altavista, Virginia		24517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (434) 369-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the 2010 Annual Meeting of Shareholders, on April 13, 2010, James P. Kent, Jr., age 70, retired from the Board of Directors of Pinnacle Bankshares Corporation (the “Company”) and from the Board of Directors of the Company’s banking subsidiary, First National Bank (the “Bank”), in connection with the limitation in the Company’s bylaws providing that no individual may be nominated for election or elected as a director if on the date of election, the individual would be age 70 or older. The Company is grateful to Mr. Kent for his many years of dedicated service to the Company and the Bank.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation was held on April 13, 2010, at which one proposal was submitted to the Company’s shareholders. The proposal is described in detail in the Company’s proxy statement for the 2010 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 8, 2010. The final results for the votes regarding the proposal are set forth below.

Proposal 1 – The Company’s shareholders elected four Class I directors to serve until the 2013 Annual Meeting of Shareholders, one Class II director to serve until the 2011 Annual Meeting of Shareholders and one Class III director to serve until the 2012 Annual Meeting of Shareholders. The votes regarding these director nominees were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes

Class I
A. Willard Arthur	1,070,324	11,609	—
John P. Erb	1,068,256	13,677	—
Robert H. Gilliam, Jr.	1,037,264	44,699	—
R.B. Hancock, Jr.	1,070,324	11,609	—

Class II
A. Patricia Merryman	1,070,324	11,609	—

Class III
C. Bryan Stott	1,069,676	12,257	—

The following Class II and III directors continued in office after the 2010 Annual Meeting of Shareholders:

Class II Serving until the 2011 Annual Meeting	Class III Serving until the 2012 Annual Meeting
James E. Burton, IV	Carroll E. Shelton
Thomas F. Hall	John L. Waller
William F. Overacre	Michael E. Watson

No other matters were voted on during the meeting.

Item 8.01.	Other Events.

At a meeting of the Board of Directors held following the 2010 Annual Meeting of Shareholders, the Board of Directors elected John P. Erb to serve as Chairman of the Board and James E. Burton, IV to serve as Vice Chairman of the Board, effective April 13, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.10	Form of Restricted Stock Agreement under Pinnacle Bankshares Corporation 2004 Incentive Stock Plan, as amended February 9, 2010

10.11	Form of Restricted Stock Agreement (with non-competition and consulting provision) under Pinnacle Bankshares Corporation 2004 Incentive Stock Plan, as amended February 9, 2010

10.12	Form of Incentive Stock Option Agreement with Tandem Stock Appreciation Right under Pinnacle Bankshares Corporation 2004 Incentive Stock Plan, as amended February 9, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE BANKSHARES CORPORATION

Date: April 19, 2010	By:	/S/ BRYAN M. LEMLEY
Bryan M. Lemley
Treasurer and Chief Financial Officer